Exhibit 10.34

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Date: October 16, 2003

TECHNOLOGY LICENCE AGREEMENT

BETWEEN: whose head office address is:	NATIONAL RESEARCH COUNCIL OF CANADA 1200 Montreal Road Ottawa, Ontario K1A 0R6 Canada (called “NRC”)

(through its Institute, whose name and address are:	BIOTECHNOLOGY RESEARCH INSTITUTE (BR1) 6100 Royalmount Avenue Montreal, Quebec H4P 2R2 Canada (called the “Institute”)

AND: whose address is:	FIVE PRIME THERAPEUTICS INC. a corporation under the laws of Delaware 951 Gateway Blvd South San Francisco CA 94080 U.S.A. (called the “Licensee”)

WHEREAS

(a)	NRC owns or controls certain technology, which is subject to intellectual property rights, including without limitation inventions (which may be protected by patents), copyright, trade secrets, know-how, and information that is confidential.

(b)	NRC and the Licensee desire to enter into a licence agreement that will permit the technology to be used for commercial purposes.

IN CONSIDERATION of the following terms, conditions, promises, and payments, the parties agree as follows:

1.	DEFINITIONS IN THIS AGREEMENT

For all purposes of this Agreement the following terms, in singular or plural form as appropriate to the context, are defined as follows:

1.1	“NRC Technology” means the inventions (not necessarily patentable), trade secrets, know-how, samples, biological materials, and technical information (confidential or not) relating to *** Vectors (defined in ANNEX 1 attached).

1.2

“Patents” means the following patents and patent applications, plus any divisions, continuations, continuations-in-part, re-issues, and extensions of these patents and patent applications plus any other patents and patent applications in countries within the Territory, covering essentially the same inventions or claiming priority of patenting rights from any other patent application within the Patents: ***.

1.3	“NRC Intellectual Property Rights” means Patents and other exclusionary rights in respect of the NRC Technology, and rights in respect of Confidential information included in the NRC Technology.

1.4	“NRC’s Internal Purposes” means research and development within NRC’s laboratories and the provision of services to NRC’s customers, conducted in such a way as to avoid the transfer or disclosure of either confidential information of the Licensee or confidential information of NRC which is deliverable under this Agreement and whose disclosure would deprive the Licensee of some significant advantage intended by this Agreement.

1.5	“Product” means any thing (including equipment, system, device, component, chemical, molecule, database, or software) that incorporates or embodies or is derived from any part of the NRC Technology (including all modifications made by the Licensee or NRC), or that results from practicing or using the NRC Technology, and also any document that relates to the NRC Technology.

1.6	“Service” means any service to third parties, not provided free, that is provided by using any part of the NRC Technology (including all modifications made by the Licensee or NRC), or by using a Product, or that relates to a Product, including (without limiting the generality of the foregoing) customization, maintenance, installation, training, consulting, testing, operating, dissemination of advertising or publicity, production, packaging and distribution.

1.7	“Affiliate” is a corporation of which more than 20% of the voting shares are owned by the Licensee, or which owns more than 20% of the voting shares of the Licensee, or of which more than 50% of the voting shares are owned by another Affiliate or if it owns more than 50% of another Affiliate.

1.8	“Arm’s length” has the meaning as used for purposes of the Income Tax Act of Canada, and is not limited to the same meaning as being an Affiliate.

1.9	“Territory” means worldwide.

2.	GRANT OF LICENCE

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2.1	Selling Grant: NRC grants to the Licensee a licence of NRC’s Intellectual Property Rights effective throughout the Territory:

(a)	to reproduce, make, use, import and Sell any Product and export any Product to any place within the Territory;

(b)	to engage contractors to reproduce or make any Product to be used or sold by the Licensee;

(c)	to Sell any Service.

2.2	Field of Use: The Licensee shall not deal in any manner with Products, Services or NRC Technology except as authorized under this Agreement for applications within the Territory and within the authorized field of use, which is: Internal use, including bona fide research collaborations with third parties for Expression of recombinant proteins by Transient Transfection, provided that such collaborations are not solely based on recombinant protein expression technology incorporating NRC Technology.

2.3	Exclusivity: The rights granted to the Licensee by way of licence under this Agreement are non-exclusive.

2.4	Sub-licensing: The Licensee may sub-license the rights granted by this Agreement to purchasers of a Product, as needed to permit normal use of a Product by an end-user and such sub-licences survive termination of this Agreement.

2.5	Canadian Content: The Licensee shall make diligent efforts to produce Products in Canada or to maximize the use of Canadian-made materials in Products to the extent that they are reasonably available. Canadian-based sub-licensees shall be subject to the same requirement. Foreign-based sub-licensees are not so restricted.

2.6	Delivery: NRC shall give the Licensee a copy of all of NRC’s relevant:

(a)	Patents, including the latest draft of any applications that have not matured into patents;

(b)	documentation that is reasonably necessary for an understanding of the NRC Technology and for implementation thereof, to the extent that it exists, including standard implementation protocols;

(c)	samples, in reasonable quantities, of materials illustrating the NRC Technology.

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The Licensee shall be conclusively deemed to have received all necessary delivery under this paragraph if the Licensee has not notified NRC, within *** days after the effective date of this Agreement, that delivery is lacking.

3.	FEES AND ROYALTIES

3.1	Licence Fee: As consideration for the grant of a fully paid-up, worldwide, royalty-free licence, immediately upon receiving a fully signed original of this Agreement the Licensee shall pay NRC the sum of USD $ *** plus applicable taxes.

3.2	Tax: The Goods and Services Tax, or Harmonized Sales Tax, or Quebec Sales Tax, is applicable to payments required by this Agreement, depending on the residence of the Licensee or sub-licensee, while none of those taxes normally applies to foreign-based payers. It is the responsibility of the payer, whether Licensee or sub-licensee, to determine tax status and to pay the applicable tax. NRC’s GST and HST registration number is ***. NRC’s QST registration number is ***.

3.3	Interest: In lieu of the regulation that requires NRC to charge interest on overdue amounts at a rate based on *** must be paid on overdue amounts from the date when payment is due until the date it is received by NRC. ***. An administrative charge of $25 will be invoiced for any cheque, which is refused payment by the financial institution on which it is drawn.

3.4	Delinquent Accounts: NRC may use a collection agency to collect any debt arising under this Agreement, and NRC may obtain a set-off of the debt against any other money payable by the Government of Canada to the Licensee. The costs and fees of collection agencies shall be added to the debt payable to NRC.

4.	INTELLECTUAL PROPERTY

4.1

Patenting Responsibility: NRC shalt bear the responsibility and pay the cost to obtain and maintain Patents in the countries that NRC chooses to file an application directly or through the national phase of a PCT application. NRC shall use reasonable efforts to obtain those Patents and shall not allow those Patents to lapse for failure to comply with maintenance obligations. If applications (including the national phase of a PCT application) could be filed in countries which NRC has not chosen, they may be requested by the Licensee and shall be filed by NRC if the Licensee bears all expenses

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including without limitation the reasonable cost of maintaining those Patents provided that Licensee is granted a non-exclusive license to the NRC Technology in such countries.

4.2	Patent Marking: If the Licensee markets Products in the U.S. and a U.S. Patent applies, the Licensee shall, and shall require sub-licensees to, mark all Products with the Patent numbers so as to obtain the full benefit of U.S. law.

5.	TECHNICAL ASSISTANCE

5.1	No Assistance: NRC is not obliged to provide the Licensee with technical assistance relating to the NRC Technology or the Product. NRC may, at its sole discretion, supply technical assistance under separate contracts, in accordance with NRC’s customary terms and standard rates.

5.2	Licensee’s Improvements or Additions: In the event that the Licensee produces additions or changes to the NRC Technology, which by their nature could not be made or used without some use of the NRC Technology (hereafter, “Licensee Technology”), the Licensee shall provide NRC, within *** (***) days from the time the additions or changes have been made, with all available technical information concerning them, including source code if software is involved, and shall be deemed to license NRC to use them for NRC’s Internal Research Purposes at no cost to NRC.

5.3	Grant Back: Upon Termination of this Agreement, the Licensee shall be deemed to have granted to NRC, and shall execute any documents reasonably required by NRC as additional evidence of this, a non-exclusive, perpetual royalty-free licence to Licensee Technology unless this Agreement is terminated for breach thereof, with no right to sublicense, to make or use articles incorporating any additions and changes made by the Licensee for NRC’s Internal Research Purposes, which were required by the preceding paragraph to be reported to NRC, whether patentable or unpatentable, without any obligation to account to the Licensee.

6.	CONFIDENTIALITY

6.1

What is Confidential: The NRC Technology is confidential to NRC except for published elements and elements, which NRC states in writing to be not confidential. Software source code is confidential to NRC. The Licensee’s derivative software is confidential to the Licensee, unless the Licensee states otherwise in writing. Any documents of either party, marked

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“Confidential”, “Protected”, “Proprietary”, or similar words, are confidential to that party. Licensee Technology, if any, is confidential to Licensee.

6.2	Obligations of Confidentiality: Except to the extent particularly expressly authorized in this Agreement, each party shall, until *** years after the expiration date defined in paragraph 11.1, protect the other party’s confidential information with some degree of care as it uses to protect its own confidential information, but not less than a reasonable degree of care, and shall not use such information for purposes other than those contemplated by this Agreement. Disclosure of information by a receiving party is permitted to the extent that it can be proved to be:

(a)	independently developed by the receiving party without reference to or use of the confidential information of the other party;

(b)	received from the third party without breach of any obligation of confidentiality;

(c)	in the public domain at the time of its disclosure or that later becomes publicly available without breach of this Agreement; or

(d)	required to be disclosed by law, including in the case of NRC, the Access to Information Act, provided that the receiving party first provides the disclosing party with notice of such requirements and of its intent to disclose the information and provides the disclosing party a reasonable opportunity to minimize the disclosure or minimize the effect of such disclosure.

6.3	If Confidentiality Lost: This Agreement remains in effect regardless of any loss of confidentiality of the NRC Technology or Licensee Technology at any time for any reason, although each party retains the right to terminate this Agreement for a breach by the other party.

7.	USE OF NRC’S NAME

7.1	Control of Use: NRC reserves the right, in its sole discretion, to control any unauthorized use of its name and may notify the Licensee that it must immediately cease using the name, including any abbreviations, words, or images that imply an association with NRC. Upon receipt of such notification, the Licensee must use its best efforts to withdraw from circulation any written material that represents an unauthorized use.

7.2	Authorized Use: Notwithstanding any other provision of this Agreement, NRC hereby authorizes the Licensee, and the Licensee

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agrees to take all reasonable opportunities, such as in sales literature or press releases, to acknowledge NRC as the source of the NRC Technology, but not so as to imply, in any such acknowledgment, that NRC endorses or approves any Product or Service offered for Sale by the Licensee.

8.	WARRANTIES, DISCLAIMERS AND INDEMNITIES

8.1	Warranty of Licensing Rights: NRC warrants that it has not previously granted any rights that would conflict with the rights granted by this Agreement. NRC warrants that it is either the owner or the licensee (with power to sub-license) of all copyrights and Patents licensed by this Agreement.

***.

8.2	No Implied Warranties: Except for representations, warranties or conditions expressly made in this Agreement, the NRC Technology or Licensee Technology, if any, is supplied and licensed on an “as is” basis, and there are no representations, warranties or conditions, express or implied by statute, including without limitation any with respect to:

(a)	market readiness, merchantability, or fitness for any use or purpose;

(b)	operational state, character, quality, or freedom from defects;

(c)	non-infringement of rights of third parties under present or future patents.

8.3	No Contestation of Validity: The Parties acknowledge the validity of the Patents and copyright licensed hereunder and agrees not to contest such validity during the life of this Agreement, either directly or indirectly by assisting other parties. This clause is not operational under U.S. law.

8.4	Limited Damages: NRC shall not be liable, in any event, for consequential or incidental damages, or loss of income, arising from the possession or use of the NRC Technology licensed or conveyed pursuant to this Agreement.

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8.5	Indemnity: NRC rejects all liability and responsibility relating to the consequences of using the Products or providing Services. The Licensee shall indemnify and save harmless NRC, its employees and agents from and against, and be responsible for the following to the extent that they arise from Licensee’s actions and they are not caused by negligence or intentional misconduct of NRC:

(a)	all claims, demands, losses, damages, costs including solicitor and client costs, actions, suits or proceedings brought by any third party, that are in any manner based upon, arising out of, related to, occasioned by, or attributable to:

(i)	the manufacturing, distribution, shipment, offering for Sale, Sale, or use of Products, Services or the NRC Technology by Licensee; and

(ii)	product liability and infringement of intellectual property rights other than copyright by Licensee;

(b)	other reasonable costs, including extra-judicial costs, of NRC defending any such action or proceeding, which NRC shall have the right to defend with counsel of its choice.

This	clause shall survive expiration or termination of this Agreement.

9.	INFRINGEMENT LITIGATION

9.1	Initial Consultation: If the Licensee receives or become aware of any claim or assertion by a third party that any activities by the Licensee under this Agreement constitute an infringement or other violation of a third party’s patents or other intellectual property, the Licensee shall notify NRC and shall provide NRC with all details relating to the allegation. The parties shall promptly enter into discussions with the third party to determine the extent and validity of the infringement claim and the parties’ mutually agreed course of action. Notwithstanding other provisions herein. Each party will absorb its own costs of the discussions.

9.2	Negotiation: The parties may negotiate with a third party, to obtain any additional rights required, such as may arise if a third party’s patent emerges. Each party will absorb its own costs of negotiation. If those additional rights require payment, the parties will negotiate for a reduction in royalties payable to NRC, and failing agreement within *** (***) days, either party may invoke the arbitration procedure in this Agreement to settle the amount of the reduction of the royalty.

9.3

Legal Action: The parties may agree to jointly defend or pursue litigation, but neither party shall bind or commit the other party to any course of action, which involves liability for legal costs, expenses, or damages. If the parties

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fail to agree, within a reasonable time having regard to the normal progress of litigation, as to any course of action which might be jointly taken, either party may take or defend proceedings alone, if legally entitled to act alone, and shall be entitled to retain any amount awarded to it by a court, or paid to it as a settlement by the third party, and the excess of that amount over costs reasonably incurred by both parties for the settlement or litigation, shall be regarded as Sales Revenue of a sub-licensee for the purpose of calculating royalties. If one party wishes to act alone but formalities require participation of the other party, the other party shall join in the proceeding to the extent necessary for formalities. Each party will cooperate with the other in making available all necessary documents and witnesses for any legal proceeding, without fees. A party proceeding alone (or with one party as a formality) shall indemnify the other party for reasonable legal costs for representation that is reasonably necessary, and for any court-ordered payments.

9.4	Damages for Infringement: If the parties (and not with one party participating only as a formality) have jointly pursued an infringer by litigation and the Licensee obtains money from the infringer as a settlement or by court order, the excess of that money above the Licensee’s costs that were reasonably incurred for the settlement or litigation, shall be regarded as Other Revenue in relation to a sub-licence.

10.	DURATION AND TERMINATION

10.1	Expiration: This Agreement shall become effective when it has been signed by both parties. Unless terminated earlier, this Agreement shall terminate on December 31st, 2008.

10.2	Termination by Either Party for Default or Breach: In the event that one party defaults or breaches any of the provisions of this agreement, the other party shall have the right to terminate this Agreement by giving written notice to the defaulting party, but this act shall not prejudice the right of NRC to recover any fee due at the time of such termination and shall not prejudice any cause of action or claim of NRC accrued or to accrue on account of any breach or default by the Licensee. However, if the defaulting party cures the breach within *** (***) days after the notice is given, this Agreement shall continue in full force and effect.

10.3	Termination by NRC: This Agreement, at the option of NRC, may be terminated forthwith by NRC if the Licensee becomes bankrupt, or insolvent, or has a receiver appointed to continue its operations, or passes a resolution for winding up, or takes the benefit of any statute relating to bankrupt or insolvent debtors or the orderly payment of debts.

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10.4	Procedure on Termination: Upon termination the Licensee shall:

(a)	deliver a detailed statement to NRC of the inventory of all commercial Products then existing and not Sold by the Licensee as at that date;

(b)	retain the right to Sell Products then existing for a period of *** provided that any remaining inventory of Products shall be destroyed by the License at the end of that ***;

(c)	retain the right to deliver Services for which a contractual commitment has been made before the Termination, for a period of ***; and

(d)	cease any other use of the NRC Technology unless the NRC Technology, in total, has then become part of the public domain other than through any act or omission of the Licensee.

10.5	Accrued Obligations: Termination does not release a party from any obligations, which accrued while this Agreement was in force or upon its termination.

11.	LAW AND DISPUTES

11.1	Choice of Law: This Agreement shall be interpreted according to the laws of the Province of Quebec and the laws of Canada in force there.

11.2	Courts: Any litigation concerning this Agreement, including litigation arising from arbitration, shall be brought only in a court, which has ordinary jurisdiction over the defendant on the basis of residence, and the residence of NRC for this purpose shall be regarded as the location of the Institute.

11.3

Dispute Resolution: Both parties will use reasonable efforts to reach an amicable negotiated settlement of any dispute concerning the interpretation or operation of this Agreement. Disputes concerning this Agreement shall not be litigated. If negotiation fails to resolve a dispute within *** (***) days, either party can require non-binding mediation, whereupon the parties shall jointly appoint one impartial expert mediator to mediate according to mutually agreed procedures. If a party refuses to effectively participate in mediation, or if mediation continues for more than *** (***) days, either party can require binding arbitration under the Commercial Arbitration Act of Canada, whereupon the parties shall attempt to jointly appoint one impartial expert arbitrator. If the parties cannot agree within *** (***) days on the

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choice of an arbitrator, each party shall appoint its own arbitrator and those arbitrators shall jointly appoint a chairperson of an arbitral tribunal. An arbitral award shall not include punitive damages, or interim measures. Each party shall pay its own costs and an equal share of all other costs of mediation and arbitration, except for the exceptional circumstance in which an arbitral award may require the payment of all costs by a party who has brought a plainly frivolous dispute. Unless otherwise agreed by the parties when the occasion arises, mediation and arbitration shall be held in the city where the *** is located. This provision survives the Termination of this Agreement.

12.	GENERAL TERMS AND CONDITIONS

12.1	Entire Agreement: This Agreement represents the entire understanding between the parties as of the effective date hereof, and supersedes all prior communications, negotiations and agreements, written or oral, concerning the NRC Technology.

12.2	Limits of Agreement: For greater certainty, the parties agree that this is not an assignment of ownership of copyright or of patent rights, but merely a licence. This Agreement shall not be construed as creating the relationship of principal and agent, employer and employee, partnership, or joint venture.

12.3	Amendments: This Agreement may only be amended by an agreement in writing, signed by the parties, expressly referring to this Agreement.

12.4	Severance: If any provision in this Agreement is found, by a court or arbitration, to be wholly or partly invalid, illegal or unenforceable in any respect, the remainder of this Agreement shall remain enforceable and this Agreement shall be construed as if that provision had never existed. The request to initial each page is not a condition of this Agreement.

12.5	Waiver: Failure by either party to assert rights arising from any breach or default of this Agreement, or acceptance of payments, shall not be regarded as a waiver of rights. No failure to assert rights, no waiver, and no toleration implies any continuing or future waiver of rights.

12.6

Assignment: This Agreement is personal to the parties, so that neither its assignment, nor its assumption by a corporation formed by amalgamation with a party is valid without the other party’s written consent, which consent shall not be unreasonably withheld; provided, however, that either Party may assign this Agreement and its rights and obligations hereunder without the

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other party’s consent in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise.

12.7	Force Majeure: Neither party shall be responsible or liable to the other for failure or delay in the performance of this Agreement due to war, fire, accident or other casualty, labour disturbance, act of the public enemy, act of God, or any other contingency beyond that party’s reasonable control. In the event of applicability of this paragraph, the party affected by such force majeure shall use its best efforts to eliminate, cure and overcome any such causes and resume performance of its obligations as soon as possible.

12.8	Notices: Any notice contemplated by this Agreement, unless a different address is subsequently notified by one Party to the other in writing, must be sent to the address stated at the beginning of this Agreement where the Parties are identified, by:

(a)	registered mail, and then it is deemed to be an effective notice *** (***) days after it is sent,

(b)	courier, and then it is an effective notice only when acknowledged by an official receipt, or

(c)	by personal delivery to the office of the chief executive officer of the Party, and then it is an effective notice only when acknowledged by a signature of either that person or a person with apparent authority to receive messages.

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ANNEX 1. – LIST OF *** VECTORS

***

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SIGNED by the Licensee in duplicate at 951 Gateway Blvd, South San Francisco, CA 94080, U.S.A.

FIVE PRIME THERAPEUTICS INC

Date: Oct. 21, 2003	Per:	/s/ Gail Maderis
Gail Maderis, President and CEO

SIGNED by NRC in duplicate at Montreal, Quebec, Canada.

NATIONAL RESEARCH COUNCIL OF CANADA

Date: Oct. 23, 2003	Per:	/s/ Michel J. Desrochers
Michel J. Desrochers, Director General — BRI

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